EXHIBIT 10(xxx)

AMENDMENT TO CONVERTIBLE NOTES

1. In June and July 2017 CEL-SCI Corporation (the “Company”) sold convertible notes, with a maturity date of December 22, 2017, to a group of private investors. The Parties to this Agreement do hereby agree that the maturity date of the convertible notes held by the persons designated as the “Convertible Note Holders” on the signatures pages to this Agreement is extended to September 21, 2018.

2. In consideration for the extension of the maturity date of the convertible notes, the Company will issue to each Convertible Note Holder a warrant (Series RR) which will entitle the holder to purchase shares of the Company’s common stock equal in number to 50% the shares issuable upon the exercise of the warrants issued to the Convertible Note Holder in June and/or July 2017. The Series RR warrants may be exercised at any time on or before October 30, 2022 at an exercise price of $1.65 per share.

3. Any shares issued upon the exercise of the Series RR warrants will be “restricted securities” as that term is defined by the Securities and Exchange Commission.

Agreed to and Accepted:

CEL-SCI CORPORATION

November 2, 2017	By:	/s/ Geert Kersten
Geert Kersten, Chief Executive Officer

November 2, 2017		/s/ Geert Kersten
Geert Kersten

November 2, 2017		/s/ Harald Wengust
Harald Wengust

November 2, 2017		/s/ Christian Schleuning
Christian Schleuning

November 2, 2017		/s/ Dirk Oldenburg
Dirk Oldenburg

EASTCO PARTNERS, LLC

November 2, 2017	By:	/s/ Edward Cohen
Edward Cohen, Authorized Officer

November 2, 2017		/s/ Tom Ulie
Tom Ulie

DE CLARA TRUST

November 2, 2017	By:	/s/ Ralf Brandenburg
Ralf Brandenburg, Trustee

KIRCOS FAMILY REVOCABLE INHERITANCE TRUST dated 8/8/13

November 2, 2017	By:	/s/ Marc Kircos
Marc Kircos, Trustee

November 2, 2017		/s/ J.A. Wampler
J.A. Wampler

November 2, 2017		/s/ Heinz Matthies
Heinz Matthies

November 2, 2017		/s/ Edward Renzelli
Edward Renzelli

November 2, 2017		/s/ Allen H. Van Dyke
Allen H. Van Dyke

November 2, 2017		/s/ Shea Hughes
Shea Hughes

November 2, 2017		/s/ Patricia B. Prichep
Patricia B. Prichep

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